UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 9, 2020

MVC CAPITAL, INC.
(the "Fund")
(Exact name of registrant as specified in its charter)

DELAWARE	814-00201	943346760
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MVC	New York Stock Exchange
Senior Notes	MVCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 9, 2020, MVC Capital, Inc. (the "Fund" or "MVC Capital") issued a press release announcing its financial results for the quarter ended July 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 and Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, is being furnished by the Fund in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 and Item 7.01, and Exhibit 99.1 attached hereto  (other than the disclosures filed under Item 8.01 of this Current Report on Form 8-K), shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Fund under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The disclosure contained in Item 2.02 of this Current Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

ITEM 8.01.	OTHER EVENTS.

The press release contains information on the second page thereof and under the heading “Merger with Barings BDC, Inc.” regarding the Fund’s previously announced definitive merger agreement with Barings BDC, Inc. (“Barings BDC”), Mustang Acquisition Sub, Inc. and Barings LLC entered into on August 10, 2020 under which the Fund will merge with and into the Barings BDC, with the Barings BDC continuing as the surviving company (the “Merger”). For purposes of Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended, the Fund is filing the information set forth under this Item 8.01 and the information contained in the Press Release relating solely to the Merger.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman

Dated:	September 9, 2020